Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 1 TO

AMENDED AND RESTATED PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED PURCHASE AGREEMENT (this “Amendment”), dated as of March 30, 2012, is made and entered into by and among each of the entities set forth under the heading “Purchasers” on the signature pages hereto (the “Purchasers”), each of the entities set forth under the heading “Sellers” on the signature pages hereto (the “Sellers”), BDC/West Covina II, LLC (the “Regency Grand Seller”) and Walter C. Bowen (“Bowen”). The Purchasers, the Sellers, the Regency Grand Seller and Bowen are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H

WHEREAS, the Parties desire to amend that certain Amended and Restated Purchase Agreement, dated as of February 27, 2012, by and among the Purchasers and the Sellers named therein and Walter C. Bowen (“Bowen”) (for purposes of Sections 4.12, 4.17 and 6.10 and Article XI of the Agreement only) (“Agreement”) in order to, among other things, acknowledge and clarify that the Purchasers shall no longer be purchasing from the Regency Grand Seller, and the Regency Grand Seller shall no longer be selling to the Purchasers, the Assets (as defined in the Original Agreement) of the Regency Grand Seller.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1. Interpretation. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

2. Closing Deadline Date. “Closing Deadline Date” as used in the Agreement shall hereby be defined as June 15, 2012.

3. Hard Date. “Hard Date” as used in the Agreement shall hereby be defined as May 15, 2012.

4. Notification Date. “Notification Date” as used in the Agreement shall hereby be defined as May 15, 2012; provided that each reference to “Notification Date” in (i) Section 4.8(d) of the Agreement shall be deemed to refer to refer to March 31, 2012 and (ii) Sections 5.1 and 6.11 of the Agreement shall be deemed to refer to April 15, 2012.

5. Purchase Price. The first sentence of Section 1.3 of the Agreement is hereby amended and restated in entirety as follows:

“The purchase price for the Assets shall be One Hundred Forty-Three Million Three Hundred Thousand Dollars ($143,300,000) (the “Purchase Price”), subject to the prorations and further adjustments as provided for in this Agreement.”

6. Payment of Purchase Price. The first sentence of Section 1.5 of the Agreement is hereby amended and restated in its entirety as follows:

“At the Closing, the Purchasers shall pay the Purchase Price, adjusted for any prorations, credits and additions for the benefit of the Purchasers or the Sellers as specified in Article IX.”

7. Assumed Liabilities. Section 1.6 of the Agreement is hereby amended and restated in its entirety as follows:

“Assumed Liabilities. At the Closing, no Purchaser shall assume any liabilities or obligations of any Seller whatsoever, fixed or contingent, and the Sellers shall retain and discharge in the ordinary course all liabilities and obligations of the Sellers, other than the following obligations which will be assumed by one or more of the Purchasers (as identified in the respective assignment documents executed at the Closing (the “Assumed Liabilities”)): liabilities and obligations arising out of or related to periods after the Closing, or as otherwise expressly set forth herein, with respect to the Assumed Contracts, the Assumed Equipment Leases, the Tenant Leases and all Residency Agreements.”

8. Capital Expenditures. Section 4.19 of the Agreement is hereby amended and restated in its entirety as follows:

“The Sellers shall complete all repairs and replacements otherwise required to maintain each Facility in its condition as of August 25, 2011 (reasonable wear and tear excepted), including ordinary course maintenance, using materials and labor, all consistent with the remainder of such Facility; provided, however, that the Sellers shall not be obligated to make any capital project expenditures for any repair or replacement the need for which first arises or results from any event that occurs after April 30, 2012 unless such repair or replacement, if not immediately completed, could reasonably be expected to (i) result in the loss of life, limb or other material physical harm to any occupant, employee or other Person lawfully at the Facility, or (ii) result in a catastrophic failure with respect to the overall property level operations (in each case, an “Emergency Repair”); provided, further, for the purposes of this Section 4.19, (x) such obligations shall not include any repair or replacement to the extent in excess of that immediately necessary to remedy the condition giving rise to the grounds for an Emergency Repair, and (y) the Sellers shall be solely obligated to make repair or replacement necessitated, in whole or in part, as the result of the Sellers’ breach of this Agreement (including pursuant to this Section 4.19(a)). Each Seller will cause such work to be completed in a good and workmanlike manner and in accordance with Applicable Law. All of the work, repairs, replacements and capital projects contemplated by this Section 4.19 shall be at the sole cost and expense of Seller.”

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9. Delivery of Documents. Section 4.21 of the Agreement is hereby amended and restated in its entirety as follows:

“Delivery of Documents. Prior to the Effective Date, the Sellers delivered to the Purchasers or at the Sellers’ election made available to the Purchasers in the data room set up by the Sellers for the Purchasers to conduct their due diligence review of the Assets, true and complete copies of all documents listed on any sections of the Disclosure Letter, including all Licenses, Contracts, Residency Agreements, Leases, Employee Benefit Plans, the financial statements and records contemplated by Section 2.20.”

10. Assumed Contracts and Assumed Equipment Leases. Section 5.1 of the Agreement is hereby amended to insert the following sentence immediately following the first sentence of such Section:

“On or prior to April 15, 2012, the Purchasers shall provide to the Sellers an assignment request letter for each Contract and Equipment Lease that is not a Rejected Contract, substantially in the form attached hereto as Exhibit 5.1(b), which assignment request letters the Sellers shall promptly deliver to all parties under such Contracts and Equipment Leases (it being understood that the Purchasers and the Sellers hereby waive any confidentiality rights related to such communications). To the extent that the applicable counterparties are unwilling to enter into agreements with respect to any such Contract or Equipment Lease, if Purchasers desire the benefits of such Contract or Equipment Lease, Purchasers and Sellers shall negotiate in good faith a mutually agreeable alternative arrangement, that is feasible under the terms of the respective Contract or Equipment Lease, so that the Purchasers or their designee(s) will have the benefits and obligations of such Contract or Equipment Lease as though it had been assigned, which arrangement shall include that the Purchasers shall indemnify Sellers with respect to Sellers’ payment and performance obligations under such Contract or Equipment Lease.”

11. Closing Conditions. Section 8.2(d) of the Agreement is hereby amended and restated in its entirety as follows:

“Each of the consents, authorizations, and approvals listed on Section 8.2(d) of the Disclosure Letter previously obtained by Seller shall be in full force and effect.”

12. Expenses. Section 11.5 of the Agreement is hereby amended to insert the following sentence at the end of such Section:

“For the avoidance of doubt, the Purchasers shall bear all costs and expenses relating to services provided by The Nathanson Group PLLC and Hanson Bridgett LLP in connection with the transactions completed by this Agreement.”

13. Regency Grand. The Parties agree that (i) the Regency Grand Seller shall hereby be deemed a “Former Seller” under the Agreement, (ii) each of Section 1.4(d), Section 2.7(d) and Section 5.2 of the Agreement is hereby amended and restated in its entirety as follows:

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“[Intentionally Omitted]”

and (iii) the third sentence of Section 4.8(b) of the Agreement is amended in its entirety as follows:

“Notwithstanding the foregoing, the Purchasers shall not have the right to disapprove any of the following, all of which (together with all matters deemed approved by Purchasers pursuant to terms hereof) shall be deemed to be “Permitted Liens” hereunder: (A) matters created or consented to in a separate written consent by the Purchasers, (B) the Assumed Liabilities, (C) all liens of real estate taxes, assessments, water rates, water meter charges, water frontage charges and sewer taxes, rents and charges, if any, provided that such items are not due and payable and are apportioned as provided in this Agreement and/or (D) any matter reflected in any Initial Commitment (excluding any lien securing payment or repayment of a fixed or readily determinable amount, which amount shall be paid by the Seller, and such lien shall be released, at Closing) or any Initial Survey.”

14. Exhibits. The Parties agree that Exhibits A, B, C, D, E, F, G, H, I and J hereto hereby replace Exhibits 1.0, 1.1(a), 1.7, 4.8(a), 4.17, 5.1(a), 5.1(b), 5.6(a), 5.6(b) and 6.10(a) to the Agreement, respectively and that Exhibit 5.2 is deleted.

15. Disclosure Letter. The Parties agree that the Disclosure Letter is hereby amended as follows: (i) all reference to Regency Grand and disclosures exclusively related to Regency Grand are hereby deleted; (ii) Section 2.7(d) is hereby deleted in its entirety, (iii) the schedule attached hereto as Exhibit K is hereby deemed to be attached to Section 2.23(h) of the Disclosure Letter and (iv) the schedule attached hereto as Exhibit L is hereby deemed to be included in the Disclosure Letter as Section 8.2(d) thereof. The Disclosure Letter, as modified by this paragraph 15, shall be deemed to have been delivered on February 27, 2012.

16. Entire Agreement; Full Force and Effect. This Amendment and (subject to the amendment in this Amendment) the Agreement (together with the Disclosure Letter (as amended and restated) and the exhibits and other documents delivered pursuant thereto) and the Confidentiality Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and shall supersede all previous negotiations, commitments, agreements and understandings (both oral and written) with respect to such subject matter. Except as amended or modified hereby, each term and provision of the Agreement is hereby ratified and confirmed and will and does remain in full force and effect.

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17. Counterparts. This Amendment may be executed by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLERS:

[Regent Court]	Regent/Corvallis, LLC, an Oregon limited liability company

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Desert Flower]	Desert Flower LLC, an Oregon limited liability company

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Managing Member

[Sun Oak]	BPM/Citrus Heights Limited Partnership, an Oregon limited partnership

	By:	Hambledon Investments, LLC, an
Oregon limited liability company, its General Partner

By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Sunshine Villa]	Cornell Springs Partners, an Oregon joint venture, co-tenant

By: Cornell Springs Apartments Limited Partners, an Oregon limited partnership, a joint venturer

		By:	/s/ Walter C. Bowen
Walter C. Bowen, General Partner

	By:	BDC/Santa Cruz, LLC, a joint venturer

		By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

Regent/Eugene, LLC, an Oregon limited liability company, co-tenant

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Canyon Creek]	Regent/Salt Lake, LLC, an Oregon limited liability company

By: Hambledon Investments, LLC, an Oregon limited liability company

		By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Sheldon Park]	Regent/Eugene, LLC, an Oregon limited liability company, co-tenant

		By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

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[Willow Park]	Regent/Boise, LLC, an Oregon limited liability company

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Orchard Park]	RAL/Clovis, Inc., an Oregon corporation

	By:	/s/ Walter C. Bowen
Walter C. Bowen, CEO

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REGENCY GRAND SELLER:

[Regency Grand at West Covina]	BDC/West Covina II, LLC, an Oregon limited liability company

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

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PURCHASERS:

B Healthcare Properties LLC, a Delaware limited liability company

By:	/s/ Andrew White

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/s/ Walter C. Bowen
Walter C. Bowen

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Exhibit A

EXHIBIT 1.0

FORMER SELLERS

SELLER	FACILITY
BDC/Las Vegas, LLC, an Oregon limited liability company	Acacia Springs 8630 W. Nevso Drive Las Vegas, NV 89147

BDC/Las Vegas Three, LLC, an Oregon limited liability company	Heritage Springs 8720 West Flamingo Road Las Vegas, NV 89147

BDC/Riverside, LLC, an Oregon limited liability company	Magnolia Village 8537 Magnolia Avenue Riverside, CA 92504

Sterling Park, L.L.C., a Washington limited liability company	Overlake Terrace 2956 l52nd Avenue NE Redmond, WA 98052

Regency Park Apartments Limited Partnership, an Oregon limited partnership	Regency Park 8300 S.W. Barnes Road Portland, OR 97225

BDC/Corvallis, LLC, a Delaware limited liability company	The Regent 440 NW Elks Drive Corvallis, 0R 97330

BDC/West Covina II, LLC, an Oregon limited liability company	Regency Grand at West Covina 150 South Grand Avenue West Covina, CA 91791

EXHIBIT A—1.0 FORMER SELLERS

Exhibit B

EXHIBIT 1.1(a)

FACILITY DETAIL

FACILITY	SELLER	PURCHASER
Canyon Creek 7235 South Union Park Avenue Cottonwood, Heights, UT 84047	Regents/Salt Lake, LLC, an Oregon limited liability company	B Healthcare Properties LLC, a Delaware limited liability company

Desert Flower 9185 East Desert Cove Scottsdale, AZ 85260	Desert Flower LLC, an Oregon limited liability company	B Healthcare Properties LLC, a Delaware limited liability company

Orchard Park 675 Alluvial Avenue Clovis, CA 93611	RAL/Clovis, Inc., an Oregon corporation	B Healthcare Properties LLC, a Delaware limited liability company

Regent Court 400 N. W. Elks Drive Corvallis, OR 97330	Regent/Corvallis, LLC, an Oregon limited liability company	B Healthcare Properties LLC, a Delaware limited liability company

Sheldon Park 2440 Willakenzie Road Eugene, OR 97401	Regent/Eugene, LLC, an Oregon limited liability company; and Christine Investments, LLC, an Oregon limited liability company	B Healthcare Properties LLC, a Delaware limited liability company

Sun Oak 7241 Canelo Hills Drive Citrus Heights, CA 95610	BPM/Citrus Heights Limited Partnership, an Oregon limited partnership	B Healthcare Properties LLC, a Delaware limited liability company

Sunshine Villa 80 Front Street Santa Cruz, CA 950ó0	Cornell Springs Partners, an Oregon joint venture; and Regent/Eugene, LLC, an Oregon limited liability company	B Healthcare Properties LLC, a Delaware limited liability company

Willow Park 2600 North Milwaukee Street Boise, ID 83704	Regent/Boise, LLC, an Oregon limited liability company	B Healthcare Properties LLC, a Delaware limited liability company

EXHIBIT B—1.1(a) FACILITY DETAIL

Exhibit C

EXHIBIT 1.7

ALLOCATION OF PURCHASE PRICE

Total	Real	Pers Prop
Desert Flower	$25,000,000	$24,600,000	$400,000
Sheldon Park	$24,400,000	$23,900,000	$500,000
Regent Court	$8,800,000	$8,500,000	$300,000
Orchard Park	$18,600,000	$18,250,000	$350,000
Canyon Creek	$20,000,000	$19,650,000	$350,000
Willow Park	$17,600,000	$17,250,000	$350,000
Sun Oak	$4,300,000	$4,100,000	$200,000
Sunshine Villa	$24,600,000	$24,100,000	$500,000

Total	$143,300,000	$140,350,000	$2,950,000

EXHIBIT C—1.7 ALLOCATION OF PURCHASE PRICE

Exhibit D

EXHIBIT 4.8(a)

TITLE COMMITMENTS & SURVEYS

1. Canyon Creek

Title Insurance Commitment prepared by Commonwealth Land Title Insurance Company, with an effective date of August 15, 2011, bearing Order No. F-82276F

Survey made by VanWagoner and Associates, dated June 28, 2000

2. Desert Flower

Title Insurance Commitment prepared by Commonwealth Land Title Insurance Company, with an effective date of September 29, 2011, bearing Order No. 00963086-040-SA3

Survey made by J.G. Ellis Land Surveying Services, dated August 13, 1999

3. Orchard Park

Title Insurance Commitment prepared by Chicago Title Company, with an effective date of August 18, 2011, bearing Title No. 11-44111494-TL

Survey made by Edward D. Dunkel and Associates, dated December 15, 2000

4. Regent Court

Title Insurance Commitment prepared by Ticor Title Company, with an effective date of August 24, 2011, bearing Order No. 471811013728-TTMIDWIL18, Supplement 1

Survey made by Thurston & Associates, Inc., dated July 26, 1999

5. Sheldon Park

Title Insurance Commitment prepared by Western Title & Escrow Company of Lane County, as agent for Fidelity National Title Insurance Company, with an effective date of August 10, 2011, bearing Order No. 49235

Survey made by SS&W Inc.-Engineers, dated August 16, 2005

6. Sun Oak

Title Insurance Commitment prepared by Chicago Title Company, with an effective date of August 8, 2011, bearing Title No. 11-31017739-DP

Survey made by J.V. Surveying, LLC, dated October 28, 2011

7. Sunshine Villa

Title Insurance Commitment prepared by Chicago Title Insurance Company, with an effective date of July 27, 2011, bearing Title No. 11-52303279-A-MM

Survey made by Dunbar and Craig, dated December, 2000

8. Willow Park

Title Insurance Commitment prepared by Fidelity National Title Insurance Company, with an effective date of August 25, 2011, bearing Order No. 1072901

Survey made by Tealey’s Land Surveying, dated September 2000

EXHIBIT D—4.8(a) TITLE COMMITMENTS & SURVEYS

Exhibit E

EXHIBIT 4.17

EXCEPTIONS TO NON-COMPETE

1. Acacia Springs

8630 W. Nevso Drive

Las Vegas, NV 89147

2. Heritage Springs

8720 West Flamingo Road

Las Vegas, NV 89147

3. Magnolia Village

8537 Magnolia Avenue

Riverside, CA 92504

4. Overlake Terrace

2956 l52nd Avenue NE

Redmond, WA 98052

5. Regency Grand

150 South Grand Avenue

West Covina, CA 91791

6. Regency Palms

3985 South Pearl Street

Las Vegas, Nevada 89121

7. Regency Park

8300 S.W. Barnes Road

Portland, OR 97225

8. Royalton Place

5555 S.E. King Road

Milwaukie, Oregon 97222

9. The Regent

440 NW Elks Drive

Corvallis, 0R 97330

EXHIBIT E—4.17 EXCEPTIONS TO NON-COMPETE

10.	Waterford Grand

475 Alexander Loop

Eugene, Lane County, Oregon 97401

EXHIBIT E—4.17 EXCEPTIONS TO NON-COMPETE

Exhibit F

EXHIBIT 5.1(a)

CABLE CONTRACTS

Canyon Creek

•	Services Agreement dated December 18, 2009, between Comcast of Utah II, Inc. and Canyon Creek Assisted Living

•	Grant of Easement dated December 18, 2009, between Comcast of Utah II, Inc. and Canyon Creek Assisted Living (exhibit to Services Agreement)

•	Bulk Bill Addendum dated December 18, 2009, between Comcast of Utah II, Inc. and Canyon Creek Assisted Living

•	Compensation Agreement dated , 2009, between Comcast of Utah II, Inc. and Canyon Creek Assisted Living

Desert Flower

•	Services and Access Agreement dated , 2011, between CoxCom, d/b/a Cox Communications and Desert Flower, LLC

•	Bulk Services Agreement dated August 1, 2006, between CoxCom, d/b/a Cox Communications Phoenix and Desert Flower, LLC

•	Grant of Easement and Memorandum of Agreement dated August 1, 2006, between CoxCom, d/b/a Cox Communications Phoenix and Desert Flower, LLC, recorded as Instrument No. 2006-1117660

Orchard Park

•	Bulk Service Agreement dated September 21, 2005, between BPM/Orchard Park and Comcast of Fresno, Inc.

•	Grant of Easement dated September 21, 2005, between BPM/Orchard Park and Comcast of Fresno, Inc. (exhibit to Bulk Services Agreement)

Regent Court

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Agreement for Grant of Easement dated March 1, 2000, between Regent Assisted Living, Inc. and TCI Cablevision of Oregon, Inc. and any entity controlling, controlled by or under common control with AT&T Corp., recorded as Document No. M-287811-00

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Agreement for Grant of Easement dated March 1, 2000, between Regent Assisted Living, Inc. and TCI Cablevision of Oregon, Inc. and any entity controlling, controlled by or under common control with AT&T Corp., recorded as Document No. M-283673-00

Sheldon Park

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Broadband Easement and Right of Entry Agreement dated January 7, 1998, between TCI of Oregon, Inc. and Regent Assisted Living, recorded as Document No. 9815058 and re-recorded as Instrument No. 2000-070807

Sun Oak

•	Bulk Installation and Services Agreement dated April 4, 2011, between Comcast of Sacramento I, LLC and BPM/Citrus Heights Limited Partnership

EXHIBIT F—5.6(a) RETAINED EMPLOYEES

Exhibit F

•	Grant of Easement dated April 4, 2010, between Comcast of Sacramento I, LLC and BPM/Citrus Heights Limited Partnership, recorded as Instrument No. 2011-06150950

Sunshine Villa

•	Commercial Service Agreement dated March 20, 1998, between United Cable Television of Santa Cruz, Inc., d/b/a TCI Cablevision of California Inc., and Sunshine Villa

•	Cable Television Bulk Billing Agreement dated January 28, 1991, between United Cable Television of Santa Cruz, Inc. and Sunshine Villa, and related addendums

•	Cable Television Easement and Maintenance Agreement dated March 19, 1991, between United Cable Television of Santa Cruz, Inc. and Sunshine Villa Associates, recorded in Volume 4806, at Page 655

Willow Park

•	Broadband Easement and Right of Entry dated November 15, 1996, between United Cable Television Corporation, d/b/a TCI Cablevision of Treasure Valley and Health Care Property Investors, Inc.

•	Bulk Rate Agreement dated November 15, 1996, between United Cable Television Corporation, d/b/a TCI Cablevision of Treasure Valley and Regent Assisted Living, Inc.

EXHIBIT F—5.1(a) CABLE CONTRACTS

Exhibit G

EXHIBIT 5.1(b)

FORM OF ASSIGNMENT LETTER

[April]     , 2012

VIA FEDERAL EXPRESS

[            ]

[            ]

[            ]

Re:	[Agreement(s) between applicable Seller and Addressee], dated as of [ ] (the “Agreement(s)”).

Ladies and Gentlemen,

[Applicable Seller] (“Transferor”) has entered into a purchase agreement (the “Purchase Agreement”) with B Healthcare Properties LLC (such entity or its designee, “Transferee”), pursuant to which Transferor and certain of its affiliates intend to convey to Transferee the Assets (as defined in the Purchase Agreement), including the conveyance to Transferee of all of Transferor’s right, title, and interest in [Facility name] and under the Agreement(s). B Healthcare Properties LLC is an affiliate of Fortress Investment Group LLC (NYSE: FIG), a leading global investment management firm and one of the most active investors in the senior housing market. The sale and assignment is anticipated to be effective as of 11:59 p.m. on June 15, 2012.

Subject to the receipt of your consent (requested below), after the Closing Date (as defined in the Purchase Agreement), Transferee will be deemed to have automatically assumed all rights and obligations under the Agreement(s) to the extent arising after the Closing Date. On or shortly after the Closing Date Transferee will deliver you notice that the sale has been consummated. After the Closing Date, you are advised to perform all of your duties under the Agreement(s) directly for the benefit of Transferee. After such date, please provide all notices under the Agreement(s) to Transferee at:

B Healthcare Properties LLC

c/o Fortress Investment Group LLC

1345 Avenue of the Americas

New York, New York 10105

Attn: Kevin Krieger

Tel: (212) 479-1564

Additionally, Transferor requests your consent to Transferor’s assignment of the Agreement(s) to Transferee in connection with the transfer of the Assets. Please indicate your consent to the aforesaid assignment of the Agreement(s) by signing on the space provided below and returning it via fax or email to:

Fax: (503) 796-2900 (Attn: Brandan Chambers)

Email: bchambers@schwabe.com (Subject: BPM Consent to Assignment.)

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Thank you for your business relationship with [Facility name]. We wish you the best in the future and appreciate your assistance in this matter. Should you have any questions regarding this request, please contact Matt Bisturis at 360-905-1113 or mbisturis@schwabe.com.

Very Truly Yours, [Applicable Seller]

By:
Name: Title:

CONSENT

The undersigned hereby irrevocably

consents to the assignment of the

Agreement(s) to Transferee in connection

with the transfer of the Assets.

By:
Name:
Title
Dated:

Exhibit H

EXHIBIT 5.6(a)

RETAINED EMPLOYEES

Walter C. Bowen

Dennis Parfitt

Steve Gish

Barclay Grayson

Michael Baugh

Francesca Barrett

Blair Martini

Pat Youngren

Alma Metternich

All employees located at facilities operated by BPMSL other than the Facilities.

EXHIBIT G—5.6(a) RETAINED EMPLOYEES

Exhibit I

EXHIBIT 5.6(b)

NON-SOLICIT EMPLOYEES

Any employee of BPMSL

Barclay Grayson

EXHIBIT H—5.6(b) NON-SOLICIT EMPLOYEES

Exhibit J

EXHIBIT 6.10(a)

BPMSL AFFILIATES

1.	Bowen Property Management Company

2.	BPM Senior Living Company

3.	BDC Advisors, LLC

4.	BDC/Las Vegas II, LLC (Regency Palms)

5.	BDC/Milwaukie, LLC (Royalton Place)

6.	BDC/Eugene, LLC (Waterford Grand)

7.	BDC/Bend, LLC

8.	BDC/Las Vegas, LLC (Acacia Springs)

9.	BDC/Las Vegas Three, LLC (Heritage Springs)

10.	BDC/Riverside, LLC (Magnolia Village)

11.	Sterling Park, L.L.C., (Overlake Terrace)

12.	Regency Park Apartments Limited Partnership (Regency Park)

13.	BDC/Corvallis, LLC (The Regent)

14.	All apartments (not assisted living facilities) owned by Walter C. Bowen

15.	BDC/Portland Self Storage, LLC

16.	NW 16th Storage, LLC.

17.	BDC/West Covina II, LLC (Regency Grand at West Covina)

EXHIBIT I—6.10(a) BPMSL AFFILIATES

Exhibit K

Attachment to Section 2.23(h) of Disclosure Letter

See Attached

EXHIBIT J

Exhibit K

SECTION 8.2

Section 8.2(d):

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Sheldon Park: The Purchase Agreement is not binding on Christine Investments, LLC without the written consent of the co-tenant Christine Investments, LLC, an Oregon limited liability company. This consent has been obtained, subject to no decrease in the Purchase Price allocation to Sheldon Park set forth in Exhibit 1.7 to the Purchase Agreement, other than for such prorations and adjustments as otherwise provided for in the Purchase Agreement.

EXHIBIT K